SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 5, 2005

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama		35211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 5, 2005, Saks Incorporated (the “Company”) and certain of its subsidiaries consummated the sale of substantially all of the assets that were solely related to the business of owning and operating the retail stores operating under the Company’s “Proffitt’s” and “McRae’s” business names to Belk, Inc. (“Buyer”). The consideration received was $622 million in cash (subject to adjustment for changes in working capital), plus the assumption of approximately $1 million in capitalized lease obligations and the assumption of certain other ordinary course liabilities associated with the acquired assets, pursuant to the terms of the previously disclosed Asset Purchase Agreement, dated as of April 28, 2005, between the Company and Buyer (the “Asset Purchase Agreement”).

The description of the Asset Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Asset Purchase Agreement, which is incorporated by reference herein from Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2005.

Item 8.01 Other Events.

A copy of the Company’s news release dated July 5, 2005 disclosing, among other things, that the Company and Buyer consummated the transactions contemplated by the Asset Purchase Agreement is attached to, and incorporated by reference in, this Item of this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

    (b) Pro Forma Financial Information. The pro forma financial information required by this Item is not currently available and will be made available as soon as practicable after the Company files its Annual Report on Form 10-K for the fiscal year ended January 29, 2005 (“Form 10-K”). The Company expects to file its Form 10-K on or before September 1, 2005. Please refer to the Company’s Current Report on Form 8-K filed on March 4, 2005 and the Company’s Forms 12b-25 filed on April 15, 2005 and June 10, 2005 with respect to the delay in the filing of the Company’s Form 10-K and Quarterly Report on Form 10-Q for the quarter ended April 30, 2005.

(c) Exhibits.

Exhibits
99.1	Copy of Asset Purchase Agreement between Saks Incorporated and Belk, Inc. dated as of April 28, 2005 (Incorporated by reference to Exhibit 99.1 of Saks Incorporated’s Current Report on Form 8-K filed May 2, 2005).*

99.2	Copy of news release issued by the Company on July 5, 2005.

*All schedules and exhibits to this Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: July 11, 2005	/s/ CHARLES J. HANSEN Executive Vice President and General Counsel